                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL
                                   TO TENDER
        OUTSTANDING UNREGISTERED 11% SENIOR SUBORDINATED NOTES DUE 2012
                                       OF

                                  SPHERIS INC.
                 PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS
                           DATED               , 2006

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON            , 2006 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER IS
EXTENDED BY THE COMPANY.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

            By Mail:                 By Overnight Courier or Hand:              By Facsimile:
      The Bank of New York               The Bank of New York           (212) 298-1915 (for eligible
   Corporate Trust Operations         Corporate Trust Operations             institutions only)
       Reorganization Unit                Reorganization Unit               Confirm by Telephone:
  101 Barclay Street -- 7 East       101 Barclay Street -- 7 East              (212) 815-3738
       New York, NY 10286                 New York, NY 10286
    Attn: Evangeline Gonzales          Attn: Evangeline Gonzales
  Telephone No. (212) 815-3738       Telephone No. (212) 815-3738

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     IF YOU WISH TO EXCHANGE CURRENTLY OUTSTANDING AND UNREGISTERED 11% SENIOR SUBORDINATED NOTES DUE 2012 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT AT MATURITY OF NEWLY REGISTERED 11% SENIOR SUBORDINATED NOTES DUE 2012 PURSUANT TO THE EXCHANGE OFFER, YOU MUST VALIDLY TENDER (AND NOT WITHDRAW) SUCH OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     The undersigned hereby acknowledges receipt of the Prospectus, dated
          , 2006 (the "Prospectus"), of Spheris Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 11% Senior Subordinated Notes due 2012 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding unregistered 11% Senior Subordinated Notes due 2012 (the "Outstanding Notes"). Capitalized terms used but not defined herein have the respective meanings given to them in the Prospectus.

     The Company reserves the right, at any time or various times, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent and each registered holder of the Outstanding Notes of any extension by oral or written notice no later than 9:00 a.m., New York City time, on the business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by a holder of Outstanding Notes if Outstanding Notes are to be forwarded herewith. An Agent's Message (as defined in the next sentence) is to be used if delivery of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering." The term "Agent's Message" means a message, transmitted by the Book-Entry

Transfer Facility and received by the Exchange Agent and forming a part of the confirmation of a book-entry transfer ("Book-Entry Confirmation"), which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Outstanding Notes that are the subject of such Book-Entry Confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant. Holders of Outstanding Notes whose Outstanding Notes are not immediately available, or who are unable to deliver their Outstanding Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The term "holder" with respect to the Exchange Offer means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from such registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

                          SIGNATURES MUST BE PROVIDED.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     1. The undersigned hereby tenders to the Company the Outstanding Notes described in the box entitled "Description of Outstanding Notes Tendered" pursuant to the Company's offer of $1,000 principal amount at maturity of Exchange Notes in exchange for each $1,000 principal amount at maturity of the Outstanding Notes, upon the terms and subject to the conditions contained in the Prospectus, receipt of which is hereby acknowledged, and in this Letter of Transmittal.

     2. The undersigned constitutes and appoints the Exchange Agent as his, her or its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Outstanding Notes, with full power of substitution, to: (i) deliver certificates for such Outstanding Notes; (ii) deliver Outstanding Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Company upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Company of the Outstanding Notes tendered under the Exchange Offer; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Outstanding Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest. The undersigned hereby represents and warrants that it has full authority to tender the Outstanding Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Outstanding Notes.

     3. The undersigned understands that the tender of the Outstanding Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

     4. The undersigned acknowledge(s) that the Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corp., SEC No-Action Letter (available May 13,
1988), Morgan Stanley & Co., Inc., SEC No-Action Letter (available June 5,
1991), and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Outstanding Notes exchanged for such Exchange Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, and any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such Exchange Notes.

     5. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

          a. the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned, whether or not the undersigned is the holder;

          b. neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes;

          c. neither the holder nor any such other person is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company or if it is an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; and

          d. neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of such Exchange Notes.

     6. The undersigned may, if unable to make all of the representations and warranties contained in Item 5 above and as otherwise permitted in the registration rights agreement, dated as of December 22, 2004 (the "Registration Rights

Agreement"), by and among the Company, the Guarantors (as defined therein) and the Initial Purchasers (as defined therein), elect to have its Outstanding Notes registered in the shelf registration statement described in the Registration Rights Agreement. Such election may be made by checking the box below entitled "Special Registration Instructions." By making such election, the undersigned agrees, as a holder of Outstanding Notes participating in a shelf registration, to indemnify and hold harmless the Company and its affiliates, their respective officers, directors, partners, employees, representatives and agents and each person who controls the Company within the meaning of either the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by a governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel) joint or several, directly or indirectly caused by any untrue statement or alleged untrue statement of a material fact contained in any shelf registration statement or prospectus, or in any supplement thereto or amendment thereof, or caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; but only with respect to information relating to the undersigned furnished in writing by or on behalf of the undersigned expressly for use in a shelf registration statement, a prospectus or any amendments or supplements thereto. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the applicable provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by the Registration Rights Agreement.

     7. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for Exchange Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Outstanding Notes held for its own account were not acquired as a result of market-making or other trading activities, such Outstanding Notes cannot be exchanged pursuant to the Exchange Offer.

     8. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

     9. Unless otherwise indicated herein under "Special Delivery Instructions," please issue the certificates for the Exchange Notes in the name of the undersigned.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

                                        DESCRIPTION OF OUTSTANDING NOTES TENDERED
-------------------------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED                                  AGGREGATE PRINCIPAL           PRINCIPAL
         HOLDER(S) EXACTLY AS NAME(S)                 REGISTERED          AMOUNT REPRESENTED BY           AMOUNT
        APPEAR(S) ON OUTSTANDING NOTES                NUMBER(S)*          OUTSTANDING NOTES(S)          TENDERED**
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
 * Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by such Outstanding Notes. All tenders must be in integral multiples of $1,000.

    METHOD OF DELIVERY

[ ] Check here if tendered Outstanding Notes are enclosed herewith.

[ ] Check here if tendered Outstanding Notes are being delivered by book-entry transfer made to an account maintained by the Exchange Agent with the Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution:
--------------------------------------------------------------------------------

Account Number:
--------------------------------------------------------------------------------

Transaction Code Number:
--------------------------------------------------------------------------------

[ ] Check here if tendered Outstanding Notes are being delivered pursuant to a Notice of Guaranteed Delivery and complete the following:

    Name(s) of Registered Holder(s):
--------------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
--------------------------------------------------------------------------------

    Window Ticket Number (if available):
--------------------------------------------------------------------------------

    Name of Eligible Institution that Guaranteed Delivery:
--------------------------------------------------------------------------------

    Account Number (if delivered by book-entry transfer):
--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS

                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY (i) if Outstanding Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Outstanding Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at the Book-Entry Transfer Facility. Issue Exchange Notes and/or Outstanding Notes to:

Name:
--------------------------------------------------------------------------------
                                (TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                         (COMPLETE SUBSTITUTE FORM W-9)

                      CREDIT UNEXCHANGED OUTSTANDING NOTES
                        DELIVERED BY BOOK-ENTRY TRANSFER
                      TO THE BOOK-ENTRY TRANSFER FACILITY
                                SET FORTH BELOW:

--------------------------------------------------------------------------------

                          BOOK-ENTRY TRANSFER FACILITY
                                ACCOUNT NUMBER:

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

     To be completed ONLY if the Exchange Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than as indicated above.

Mail  [ ] Issue  [ ] (check appropriate boxes)

Name:
--------------------------------------------------------------------------------
                                (TYPE OR PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   (ZIP CODE)

--------------------------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                       SPECIAL REGISTRATION INSTRUCTIONS

     To be completed ONLY if (i) the undersigned satisfies the conditions set forth in Item 6 above, (ii) the undersigned elects to register its Outstanding Notes in the shelf registration statement described in the Registration Rights Agreement and (iii) the undersigned agrees to indemnify certain entities and individuals as set forth in Item 6 above. (See Item 6.)

[ ] By checking this box, the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 5 above and is entitled to have its Outstanding Notes registered in a shelf registration statement in accordance with the Registration Rights Agreement,
    (ii) elects to have its Outstanding Notes registered pursuant to the shelf registration statement described in the Registration Rights Agreement and
    (iii) agrees to comply with the Registration Rights Agreement and indemnify certain entities and individuals identified in, and to the extent provided in, Item 6 above.

                       SPECIAL BROKER-DEALER INSTRUCTIONS

[ ] CHECK HERE if you are a broker-dealer and wish to receive 10 additional copies of the Prospectus and 10 copies of any amendments or supplements thereto.

    Name:
--------------------------------------------------------------------------------
                                  (PLEASE PRINT)

    Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    (ZIP CODE)

                                   IMPORTANT
                        PLEASE SIGN HERE WHETHER OR NOT
             OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

SIGNATURE(S) OF REGISTERED HOLDERS OF OUTSTANDING NOTES:

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------

Dated
------------------------------------------------------------

     (The above lines must be signed by the registered holder(s) of Outstanding Notes as its name(s) appear(s) on the Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and
(ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding completion of this Letter of Transmittal, printed below.)

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)


Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------



       -------------------------------------------------------------------------
                                      (ZIP CODE)


Area Code and Telephone Number:
--------------------------------------------------------------------------------


                    SIGNATURE GUARANTEE (SEE INSTRUCTION 5)

        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Dated
------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES OR BOOK-ENTRY CONFIRMATIONS.

     All physically delivered Outstanding Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at the Book-Entry Transfer Facility of Outstanding Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or Agent's Message or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any Outstanding Notes held in book-entry form must be tendered through the Book-Entry Transfer Facility's automated tender offer program.

     The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail, properly insured, with return receipt requested, be used. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Outstanding Notes should be sent to the Company.

2.  GUARANTEED DELIVERY PROCEDURES.

     Holders who wish to tender their Outstanding Notes and whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis and deliver an Agent's Message, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures, a tender may be effected if the Exchange Agent has received at its office, on or prior to the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery by facsimile transmission, mail or hand delivery or a properly transmitted Agent's Message and Notice of Guaranteed Delivery from an Eligible Institution (defined as a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act) setting forth the name and address of the tendering holder, the name(s) in which the Outstanding Notes are registered, the certificate number(s) and the principal amount of the Outstanding Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the expiration date, such properly completed and executed Letter of Transmittal or facsimile transmission thereof by the Eligible Institution, such Outstanding Notes, in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility), will be delivered by such Eligible Institution together with any other required documents to the Exchange Agent. Unless Outstanding Notes being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender.

     Any holder of Outstanding Notes who wishes to tender Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above. See "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

3.  TENDER BY HOLDER.

     Only a registered holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial holder of Outstanding Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such holder's name or obtain a properly completed bond power from the registered holder.

4.  PARTIAL TENDERS.

     Tenders of Outstanding Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering holder should fill in the principal amount tendered in the appropriate column of the box entitled "Description of Outstanding Notes Tendered" above. The entire principal amount of Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and Exchange Notes issued in exchange for any Outstanding Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Outstanding Notes are accepted for exchange.

5. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the Book-Entry Transfer Facility, the signature must correspond with the name as it appears on the security position listing as the holder of the Outstanding Notes.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Outstanding Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Outstanding Notes is to be reissued) to the registered holder, the holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Outstanding Notes.

     If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

     Endorsements on Outstanding Notes and signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal (or facsimile hereof) need not be guaranteed by an Eligible Institution if (i) the Outstanding Notes are tendered by a registered holder of Outstanding Notes including a participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes who has not completed the box entitled "Special Issuance Instructions" or (ii) for the account of an Eligible Institution and the box entitled "Special Registration Instructions" has not been completed.

6.  SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

     Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the Book-Entry Transfer Facility) to which Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     Tax law requires that a holder of any Outstanding Notes that are accepted for exchange must provide the Company (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a monetary penalty imposed by Internal Revenue Service. (If withholding results in an overpayment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, see the enclosed "Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9" for information on which TIN to report.

     The Company reserves the right in its sole discretion to take whatever steps necessary to comply with the Company's obligations regarding backup withholding.

7.  VALIDITY OF TENDERS.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Outstanding Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all tenders not in proper form or the acceptance for exchange of which may, in the opinion of counsel for the Company, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in the tender of any Outstanding Notes. To the extent that we waive any condition of the offer, however, we will waive such condition for all holders of the Outstanding Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions on the Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Outstanding Notes, neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in the Letter of Transmittal, as soon as practicable following the Expiration Date.

8.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus or in this Letter of Transmittal.

9.  NO CONDITIONAL TENDER.

     No alternative, conditional, irregular or contingent tender of Outstanding Notes on transmittal of this Letter of Transmittal will be accepted.

10.  MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

     Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

11.  REQUEST FOR ASSISTANCE OF ADDITIONAL COPIES.

     Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

12.  WITHDRAWAL.

     Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: This Letter of Transmittal or a manually signed facsimile hereof (together with the Outstanding Notes delivered by book-entry transfer or in original hard copy form) must be received by the Exchange Agent, or the Notice of Guaranteed Delivery must be received by the Exchange Agent, prior to the Expiration Date.

                                         PAYOR'S NAME: SPHERIS INC.
------------------------------------------------------------------------------------------------------------
SUBSTITUTE                          PART 1 -- PLEASE PROVIDE YOUR TIN IN THE  ------------------------------
                                    BOX AT THE RIGHT AND CERTIFY BY SIGNING       Social Security Number
FORM W-9                            AND DATING BELOW.
DEPARTMENT OF THE TREASURY                                                                  Or
INTERNAL REVENUE SERVICE            Name: ----------------------------------
                                    ----------------------------------------  ------------------------------
                                    Business Name                             Employer Identification Number
------------------------------------------------------------------------------------------------------------

PAYOR'S REQUEST FOR TAXPAYER        Please check appropriate box
IDENTIFICATION NUMBER ("TIN")       [ ] Individual/Sole Proprietor
                                    [ ] Corporation
                                    [ ] Partnership    [ ] Other
                                    ------------------------------------------
                                    Address
                                    ------------------------------------------
                                    City, State, Zip Code
------------------------------------------------------------------------------------------------------------
PART 2 -- For Payees exempt from back-up withholding, see the enclosed Guidelines for Certification of
Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below and complete the
Substitute Form W-9
Exempt: [ ]
------------------------------------------------------------------------------------------------------------
PART 3 -- CERTIFICATION  -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and (2) I am not subject to backup withholding because:(a) I am exempt from backup withholding, or(b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or(c) the IRS has notified me that I am no longer subject to backup withholding; and (3) I am a U.S. person (including a U.S. resident alien).
------------------------------------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return.
------------------------------------------------------------------------------------------------------------
Signature: -------------------------------------------------------------------------------------------------
Date: ------------------------------------------------------------------------------------------------------
                                                                              PART 4 -- AWAITING TIN [ ]
                                                                              Please complete the
                                                                              Certificate of Authority
                                                                              Taxpayer Identification
                                                                              Numbers below.

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF SUBSTITUTE FORM W-9.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED PART 4 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the payment date the withholding amount will be remitted to the IRS.

Signature: ____________________________________      Date:           , 200

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR.

Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payor.

----------------------------------------------------------------
                                         GIVE THE NAME AND
                                         TAXPAYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                NUMBER OF:
----------------------------------------------------------------
 1.  An individual's account             The individual
 2.  Two or more individuals (joint      The actual owner of the
     account)                            account or, if combined
                                         funds, the first
                                         individual on the
                                         account(1)
 3.  Custodian account of a minor        The minor(2)
     (Uniform Gift to Minors Act)
 4.  a. The usual revocable savings      The grantor- trustee(1)
        trust account (grantor is also
        trustee)
     b. So-called trust account that is  The actual owner(1)
        not a legal or valid trust
        under state law
 5.  Sole proprietorship or single-      The owner(3)
     member LLC account
 6.  A valid trust, estate, or pension   The legal entity(4)
     trust
 7.  Corporate or LLC electing           The corporation
     corporate status account
----------------------------------------------------------------

----------------------------------------------------------------
                                         GIVE THE NAME AND
                                         TAXPAYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                NUMBER OF:
----------------------------------------------------------------
 8.  Association, club, religious,       The organization
     charitable, educational or other
     tax-exempt organization
 9.  Partnership or multi-member LLC     The partnership
     account
10.  A broker or registered nominee      The broker or nominee
11.  Account with the Department of      The public entity
     Agriculture in the name of a
     public entity (such as a state or
     local government, school district,
     or prison) that receives
     agricultural program payments
----------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's Social Security number.

(3) YOU MUST SHOW YOUR INDIVIDUAL NAME. You may also enter your business or "DBA" name. You may use either your Social Security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

RESIDENT ALIEN INDIVIDUALS: If you are a resident alien individual and you do not have, and are not eligible to get, a Social Security number, your taxpayer identification number is your individual taxpayer identification number ("ITIN") as issued by the Internal Revenue Service. Enter it on the portion of the Substitute Form W-9 where the Social Security number would otherwise be entered. If you do not have an ITIN, see "Obtaining a Number" below.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                    NUMBER ON SUBSTITUTE FORM W-9 -- PAGE 2

OBTAINING A NUMBER.

If you do not have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number. Resident alien individuals who are not eligible to get a Social Security number and need an ITIN should obtain Form W-7, Application for Individual Taxpayer Identification Number, from the IRS.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING.

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except the payee in item (9). For broker transactions, payees listed in items (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7). Unless otherwise indicated, all "section" references are to sections of the Internal Revenue Code of 1986, as amended (the "Code").

LIST OF EXEMPT PAYEES: (1) A corporation. (2) An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2). (3) The United States or any of its agencies or instrumentalities. (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities. (5) A foreign government or any of its political subdivisions, agencies or instrumentalities. (6) An international organization or any of its agencies or instrumentalities. (7) A foreign central bank of issue. (8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States. (9) A futures commission merchant registered with the Commodity Futures Trading Commission. (10) A real estate investment trust. (11) An entity registered at all times during the tax year under the Investment Company Act of 1940. (12) A common trust fund operated by a bank under section 584(a). (13) A financial institution. (14) A middleman known in the investment community as a nominee or custodian. (15) A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR; FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER; CHECK THE "EXEMPT" BOX IN PART 2, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYOR. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYOR THE APPROPRIATE COMPLETED INTERNAL REVENUE SERVICE FORM W-8.

PRIVACY ACT NOTICE -- Section 6109 requires most recipients of dividend, interest, or other payments to give their correct taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to verify the accuracy of tax returns. The IRS also may provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. Payors also may disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold tax from payments of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. The current rate of such withholding tax is 28%. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500. (3) CRIMINAL PENALTY FOR FALSIFYING
INFORMATION -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.